UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023 (May 30, 2023)

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Certain Officers

On May 30, 2023, the Board elected Mr. Steven C. Blanco as the President and Chief Operating Officer of the Company, commencing June 1, 2023. Mr. Blanco, 56, served as Senior Vice President and President, Americas, since August 2017 and prior thereto was Corporate Vice President and General Manager, Northern North America, since July 2015. Nishan J. Vartanian will remain as the Chairman and Chief Executive Officer of the Company.

A copy of the Company’s press release announcing the matter described above is attached as Exhibit 99.1 to this Form 8-K.

(e) Compensatory Arrangements for Certain Officers

On May 30, 2023, the Compensation Committee made certain changes to the compensation of, and made certain awards to, Mr. Blanco. The compensation to be paid to Mr. Blanco will be paid pursuant to the Company’s existing executive compensation programs, as such programs are described in the Company’s Proxy Statement dated March 30, 2023, which is incorporated herein by reference.

Effective June 1, 2023, Mr. Blanco will have a base salary of $550,000 and certain adjustments will be made to the target cash incentive award amount and the performance targets with respect to Mr. Blanco’s participation in the Company’s Executive Incentive Plan. For the target cash incentive award, Mr. Blanco’s percent of salary midpoint will increase to 80% and the target award amount will be $462,000. In June, Mr. Blanco will also receive an additional long term incentive award. He will receive time-vesting restricted stock units with a fair market value of $250,000, with a cliff vesting period of three years from the date of grant. Further details on Mr. Blanco’s compensation will be included in the Company’s 2024 Proxy Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	MSA Safety Incorporated Press Release dated May 31, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Sr. Vice President and Chief Legal Officer, Corporate Social Responsibility & Public Affairs
Date: May 31, 2023

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated May 31, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)